First Community Bancshares, Inc.

NASDAQ: FCBC

Keefe, Bruyette & Woods
Community Bank Investor Conference
July 28, 2010


First Community Bank



Forward-Looking Disclosures

This presentation may include **forward-looking statements**. These forward-looking statements are based on current expectations that **involve risks, uncertainties and assumptions**. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual **results may differ materially**. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the **Company does not undertake to update forward-looking statements** contained within this presentation.


STRENGTH. BALANCE. BACKBONE.

First Community Bancshares Overview

Investment Highlights

First Community Bancshares, Inc.

- A $2.2 billion VA, WV, NC and TN branch franchise
  - 135 years of continuous operation
  - Strong history of core earnings and dividend payments
  - Robust market share in legacy markets and attractive expansion into growth markets
  - Positioned as regional consolidator
  - Legacy markets benefit from both economic stability and limited real estate price volatility
- Strong culture of management and employee ownership
  - Established and experienced management team with average tenure of 19 years
  - Insider ownership of 7%
- True retail franchise generating low cost core deposits
  - Over 118,800 customer accounts with Q2 2010 average cost of all funds of 1.54%, below peer average of 1.67%

Investment Highlights

- Exceptional balance sheet profile
- Strong loan quality
  - NPLs/Loans of 1.46% June 30, 2010 *
  - NPAs/Assets of 1.23% June 30, 2010 *
  - NCOs/Avg Loans of 0.89% Q2 2010
- Strong pre-tax, pre-provision core income
- Resilient net interest margin of 3.92% for Q2 2010
- Strong non-margin, fee-based revenue diversification

* Includes performing restructured loans

Experienced, Executive Management Team

First Community Bancshares, Inc.

- Strong culture of management and employee ownership
  - Established and experienced management team with average tenure > 19 years; total insider ownership of 7%

	Years in Banking	Years with FCB
John M. Mendez President and CEO	25	25
Robert L. Buzzo President, FCBNA	37	37
E. Stephen Lilly Chief Operating Officer	29	13
David D. Brown Chief Financial Officer	10	5
Gary R. Mills Chief Credit Officer	20	11
Martyn A. Pell SVP – Corporate Development and Strategy	17	17
Robert Schumacher SVP- General Counsel	26	26
Average	23	19

Current Franchise Overview: Branch Map

- 69 locations across five-states (Virginia, West Virginia, North Carolina, Tennessee and South Carolina)
- Attractive urban and suburban markets in the Carolinas, Virginia, West Virginia, and Tennessee
- Full array of services creates financial partnership with our customers
- Strong growth from organic and acquisition strategies
  - 11.9% 10-year asset CAGR
- Expanding wealth and insurance lines of business
- Alternative solution-space between small community banks and impersonal regional and national banks
- Attract new deposit relationships from big bank fallout
- Continue developing legacy markets in the Virginias


Legacy Markets
Morgantown
Bridgeport
Charleston
Charlottesville
Roanoke
Richmond
Norfolk
Johnson City
Greensboro
Winston-Salem
Raleigh
Charlotte
Greenville
Columbia

Current Franchise Overview: Growth Markets

First Community Bancshares, Inc.

Winston-Salem, NC

- MSA population of 480,000
- Unemployment declined to 9.4%
- Large employers include Wake Forest University and Baptist Hospital, Novant Health, RJ Reynolds, and Hanes

Johnson City, Tennessee

- Recently installed local management team
- MSA population of 490,000
- Large employers include Eastman Chemical, American Water Heater, and Epic Technologies
- Home to East Tenn State U. and its medical college
- Ranked 9th best smaller metro by Forbes
- Unemployment declined to 8.9%

Mooresville, NC

- Bedroom community for Charlotte
- Lake Norman community
- Large employers include Lowe's and Ingersoll Rand
- Home to many NASCAR race teams

Richmond, Virginia

- MSA population of 1.2 million
- Home to 10 Fortune 1000 companies
- Unemployment at 7.6%
- Large employers include VCU, Capital One, HCA, Dominion Resources, and Altria

Current Franchise Overview: Market Demographics and Position

First Community Bancshares, Inc.

MSA/County	Market Rank	Branches	Deposits in Market ($000)	Deposit Market Share (%)	Total Population 2008 (Actual)	Projected Population Change 2008-2013 (%)	Median HH Income 2008 ($)	Projected HH Income Change 2008-2013 (%)
Legacy Markets								
Princeton-Bluefield, WV-VA	1	12	578,573	27.13	105,665	(0.97)	33,404	13.20
Nicholas, WV	3	5	92,407	23.26	26,452	(0.20)	32,610	12.70
Upshur, WV	2	1	95,183	30.70	23,663	1.20	33,311	12.41
Wyoming, WV	2	4	81,970	34.99	24,385	(3.49)	28,999	13.24
Beckley, WV	5	3	74,024	6.38	80,735	1.14	35,512	13.70
Clarksburg, WV	9	2	47,282	3.58	92,719	0.79	36,851	14.26
Logan, WV	4	1	47,356	9.05	35,962	(2.70)	29,921	13.20
Emporia, VA	3	2	43,403	17.92	5,739	0.10	38,050	15.79
Alleghany, NC	3	1	33,092	16.02	11,230	2.51	36,541	13.41
Wythe, VA	8	2	23,617	4.61	28,763	2.85	39,180	11.17
Dickenson, VA	4	1	22,927	11.19	16,311	(0.20)	27,661	8.99
Monroe, WV	3	1	16,067	14.15	13,336	0.56	33,640	11.37
Webster, WV	2	1	14,367	22.74	9,717	0.19	24,970	8.85
Summers, WV	3	1	12,763	9.70	14,191	(1.21)	26,001	14.26
Wise, VA	9	1	5,552	1.09	42,381	(0.12)	31,700	11.75
MSA/County Totals		38	1,188,583		531,249			
Weighted Average: MSA/County						(0.51)	33,235	13.08
Growth Markets								
Statesville-Mooresville, NC	7	1	105,944	4.71	156,294	16.66	54,189	15.09
Johnson City, TN	11	4	84,243	2.72	195,655	4.69	39,043	15.85
Richmond, VA	22	6	71,064	0.27	1,229,109	7.28	61,232	14.59
Winston-Salem, NC	10	5	192,011	1.00	473,223	8.21	53,232	15.02
Hickory-Lenoir-Morganton, NC	13	1	45,999	1.05	366,830	3.91	47,194	14.66
Charlotte-Gastonia-Concord, NC-SC	41	2	21,480	0.01	1,687,342	16.21	62,876	18.46
Mount Airy, NC	10	1	14,198	1.02	73,908	2.00	41,210	13.45
North Wilkesboro, NC	11	1	12,196	1.57	68,020	2.02	41,620	12.28
Kingsport-Bristol, TN-VA	26	1	8,817	0.20	308,843	2.21	40,674	15.56
MSA/County Totals		22	555,952		4,559,224			
Deposit Weighted Average: MSA/County						8.73	51,399	15.12

Deposit data as of June 30, 2009
Source: FDIC, SNL Financial

Key Franchise Differentiator:
Retail Franchise with Core, Low Cost Deposits

Deposit Composition
as of June 30, 2010


IRA Jumbo 1.7%
Demand 12.5%
Interest-Bearing Demand 14.9%
Savings 26.7%
Time 21.3%
Time Jumbo 18.1%
IRA 4.7%

Account Balances as of June 30, 2010	Accounts	Balance	Period End W.A.R.
Demand	34,131	$206,514	0.00%
Interest-Bearing Demand	36,449	245,699	0.48%
Savings	24,981	440,984	0.71%
Total DDA	95,561	893,197	0.48%
Time	17,234	352,099	1.94%
Time Jumbo	1,526	299,452	2.16%
IRA	4,352	77,793	2.45%
IRA Jumbo	155	28,296	3.03%
Total Non-DDA	23,267	$757,640	2.12%
Total Retail Funds	118,828	$1,650,837	1.23%

- Over 118,800 customer accounts
- No brokered deposits
- Stable deposit base in legacy markets
- Significantly lower cost of deposits than regional and nationwide peers

Allowance for Loan Loss Revisions

First Community Bancshares, Inc.

	December 31, 2008		March 31, 2009		June 30, 2009		September 30, 2009		December 31, 2009		March 31, 2010	
Quarterly												
Reported provision	$	2,701	$	2,087	$	2,552	$	3,418	$	6,996	$	3,665
Revised provision	$	4,505	$	2,148	$	2,552	$	3,819	$	7,282	$	3,665
Reported DEPS	$	(1.27)	$	0.40	$	0.14	$	(0.71)	$	(1.95)	$	0.30
Revised DEPS	$	(1.37)	$	0.40	$	0.14	$	(0.72)	$	(1.96)	$	0.30
Reported allowance	$	15,978	$	16,555	$	16,678	$	17,444	$	21,725	$	21,956
Revised allowance	$	17,782	$	18,420	$	18,543	$	19,710	$	24,277	$	24,508
Year-To-Date												
Reported provision	$	7,422	$	2,087	$	4,639	$	8,057	$	15,053	$	3,665
Revised provision	$	9,226	$	2,148	$	4,700	$	8,519	$	15,801	$	3,665
Reported DEPS	$	0.25	$	0.40	$	0.53	$	(0.42)	$	(2.72)	$	0.30
Revised DEPS	$	0.15	$	0.40	$	0.53	$	(0.44)	$	(2.75)	$	0.30

Financial Reform Regulation Impact

First Community Bancshares, Inc.

- Increased regulatory burden
  - Over 500 new regulations expected
  - Over 90 new reports
- Debit card interchange fee regulation
  - Expect lower levels of interchange revenue despite falling within the $10 billion exemption
  - Annualized interchange revenue running approximately $3.9 million

Reg E Effect

- Response opt-in campaigns has been overwhelmingly positive



Overdraft Priviledge Income At Risk To Reg E Changes
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
3/23
4/12
5/2
5/22
6/11
7/1
7/21
Income at Risk
Accounts

Financial Reform Regulation Impact

First Community Bancshares, Inc.

- FDIC assessment base
  - Change to total assets less tangible capital
  - Should lower premium expense
  - Likely to increase competition for deposits
- FDIC reserve ratio increased to 1.35%
  - Banks under $10 billion not required to fund difference through 2020
- New capital standards
  - Banks under $15 billion can continue to count existing trust preferred securities as regulatory capital
  - FCBC already ahead of expected new normal levels

Strategic Direction

- Transformational growth to $5 billion
  - Targeted strategic bank acquisitions
    - Fill in primary markets
    - Attractive price levels
  - FDIC-assisted transactions
    - Possible larger transactions
    - Primary and secondary markets
- Continue diversification of revenues
  - Acquisition of insurance agencies
    - Populate primary markets
    - Achieve greater integration with bank services
  - Build wealth management organically
- Build premier financial services firm
  - Capability with community bank flavor
- Refine, integrate, and polish service levels and processes
- Reset regional structure
- Enhance customer solutions capability

M&A

Opportunity:

- FCB is a strong partner
- FCB provides exit strategy for institutions under pressure
- Look to augment existing franchise
- Opportunistic
- Assisted transactions
- Strong currency
- Predominately stock
- Growing opportunity throughout credit cycle

Filters:

- Like minded community bank organizations
- Strength of franchise
- Core deposit base (Strong DDA)
- Suburban markets near key MSA's
- Deep cost savings
- Growth orientation

FDIC Opportunities

- The primary focus of M&A activity today
- Objectives
  - One or more transactions within our primary or secondary markets
  - Lead transformational growth
  - Expect material accretion to TBV and EPS
- Planning and Process
  - Developed integration plan using internal and external resources
  - Conducted diligence process on one and did not ultimately bid
- Five-state field of opportunity
  - Able to cast a wide net for strategic and fill-in acquisitions

FDIC Opportunities

- Why will we be successful?
  - Strong partner
  - Well-suited geographically
  - History as an integrator
  - Converted 25 deals in 26 years
  - Two healthy bank deals in the last 22 months
  - High number of emerging opportunities

FDIC Opportunities


Frankfort
Lexington
Huntington
Charleston
Roanoke
Lynchburg
Newport News
Portsmouth
Greensboro
High Point
Durham
Raleigh
Cary
Rocky Mount
Greenville
Concord
Fayetteville
Jacksonville
Wilmington
Columbia
Roswell
Marietta
Atlanta
Athens
Augusta
North Charleston

- Banks under $1.15 billion with Texas Ratios greater than 100 or under regulatory directive to raise capital
- Represents $10.50 billion in opportunities

Loan Portfolio: Diversified Portfolio with Strong Loan Quality

- Strong loan quality
  - NPLs / Net Loans at June 30, 2010 of 1.46% (Includes TDR's)
  - Total delinquency of 1.70%
- Geographically diversified portfolio across the region
- Highly Granular:
  - Majority of loans in $30,000 to $300,000 range
- Top 10 loans in portfolio represent less than 5.5% of total portfolio
- Stable residential real estate portfolio (46.5% of total loans) in markets with limited price increases over the last year
- Limited C&D exposure (less than 8.2%)

Loan Composition at June 30, 2010



Consumer 4.5%
Other 0.3%
Comm'l and Agriculture 7.6%
Const. & Devel. 8.2%
Comm'l RE 33.0%
Resi RE 46.5%



FCB
Peer Group
60%
40%
20%
0%
8.2%
20.5%
46.5%
24.5%
Construction & Development
Residential RE

Financial data as of June 30, 2010

Commercial Real Estate Portfolio

(In Thousands)	Legacy WV/ SWVA	NC SC	Eastern VA	TN	Other	Total
Real Estate	$ 2,322	$ 15,973	$ 981	$ 73	$ 687	$ 20,036
Real Estate -- Owner Occupied	122	3,455	-	50	106	3,733
Shopping Center	9,243	6,870	318	4,551	67	21,049
Retail Stand Alone	50,317	26,766	13,643	9,464	4,029	104,219
Office -- Medical	7,441	6,511	318	770	264	15,304
Office -- Professional	26,385	25,907	28,909	4,627	556	86,384
Industrial	15,108	17,536	7,774	3,939	621	44,978
Healthcare	5,570	-	-	-	-	5,570
Hotel	7,453	10,328	5,005	1,089	-	23,875
Church	6,377	6,344	558	353	1,660	15,292
Other	6,372	853	1,696	1,204	-	10,125
Total	$ 136,710	$ 120,543	$ 59,202	$ 26,120	$ 7,990	$ 350,565

- The Company holds 1,263 CRE Loans with an average balance of $277,540; the remaining average term of the portfolio is 29 months and 24% of the loans are floating rate
- The CRE loan book is geographically diversified with the three largest market areas being: Legacy 39%, NC/SC 34% and Eastern VA 17%
- The top 10 CRE loans represent 13% of the CRE portfolio

Financial data as of June 30, 2010

Asset Quality Ratios

Non-Performing Loans / Total Loans



FCBC
Peer
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.32%
0.24%
1.39%
1.48%
3.49%
1.48%
4.18%
4.34%
2005
2006
2007
2008
2009
Q1 10
Q2 10

Net Charge-Offs / Average Loans



FCBC
Peer
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.38%
0.12%
0.20%
0.11%
0.19%
0.12%
0.45%
0.30%
0.70%
1.14%
1.00%
1.13%
0.89%
2005
2006
2007
2008
2009
Q1 10
Q2 10

Reserves / Non-Performing Loans



FCBC
Peer
450
400
350
300
250
200
150
100
50
-
400
334
356
376
405
281
138
96
115
55
119
52
122
2005
2006
2007
2008
2009
Q1 10
Q2 10

Reserves / Total Loans



FCBC
Peer
2.40%
2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
1.11%
1.23%
1.13%
1.22%
1.05%
1.20%
1.41%
1.74%
1.88%
1.76%
2.12%
1.79%
2.22%
2005
2006
2007
2008
2009
Q1 10
Q2 10

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CBKN, CFNL, CHCO, CRFN, CWBS, EVBS, FBNC, FFCH, FNBN, GRAN, GRNB, HMPR, NBBC, PEBK, PFBI, SCBT, SCMF, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)

Source: SNL Financial and Company filings through July 26, 2010

Summary of 2Q10 Earnings

First Community Bancshares, Inc.

	Three Months Ended June 30,			Six Months Ended June 30,		
	2010	2009*	Change	2010	2009*	Change
Net Interest Income	$ 18,542	$ 16,321	13.6%	$ 37,161	$ 32,754	13.5%
Provision for Loan Losses	3,596	2,552	40.9%	7,261	4,700	54.5%
Net Interest Income (after provision)	14,946	13,769	8.5%	29,900	28,054	6.6%
Net Impairment Losses	(185)	(3,776)	-95.1%	(185)	(3,985)	-95.4%
Other Income	9,089	9,296	-2.2%	17,667	17,922	-1.4%
Total Noninterest Income	8,904	5,520	61.3%	17,482	13,937	25.4%
Salaries and employee benefits	8,487	7,405	14.6%	16,456	15,271	7.8%
FDIC costs	710	1,287	-44.8%	1,411	1,475	-4.3%
Other Noninterest Expense	7,401	7,349	0.7%	14,803	14,482	2.2%
Total Noninterest Expense	16,598	16,041	3.5%	32,670	31,228	4.6%
Tax Expense	2,121	843	151.6%	4,303	3,166	35.9%
Net Income	5,131	2,405	113.3%	10,409	7,597	37.0%
Dividends on Preferred Stock	-	578		-	1,149	
Net Income Available to Common Shareholders	5,131	1,827	180.8%	10,409	6,448	61.4%
EPS (diluted)	$ 0.29	$ 0.14	107.1%	$ 0.59	$ 0.53	11.3%

- Reported net income of $5.13 million
- Provision for loan losses was $3.60 million

* Revised

Balance Sheet Summary

First Community Bancshares, Inc.

	June 30, 2010	December 31, 2009*	Change
Cash & Securities	$ 585,865	$ 594,852	-1.51%
Total Loans	1,402,026	1,405,507	-0.25%
Allowance for Loan Losses	25,011	24,277	3.02%
Total Loans (net)	1,377,015	1,381,230	-0.31%
Other	283,966	297,201	-4.45%
Total Assets	**2,246,846**	**2,273,283**	**-1.16%**
Noninterest Bearing Deposits	205,731	208,244	-1.21%
Interest Bearing Deposits	1,407,688	1,437,716	-2.09%
Total Deposits	1,613,419	1,645,960	-1.98%
Short-term Borrowings	147,772	153,634	-3.82%
Long-term Borrowings	195,865	198,924	-1.54%
Other	21,865	22,498	-2.81%
Equity	267,925	252,267	6.21%
Total Liabilities & Equity	**2,246,846**	**2,273,283**	**-1.16%**

- Short and long term borrowings have decreased 2.5%
- Stockholders' equity has grown 6.2% since year end

* Revised

Financial Performance Highlights:
Efficiency, Cost of Funds, Net Interest Margin

First Community Bancshares, Inc.

Efficiency



70%
65%
60%
55%
50%
FCBC
Peer
58.13%
59.33%
51.30%
61.52%
51.40%
60.93%
59.23%
65.76%
59.21%
66.49%
54.53%
69.04%
58.26%
65.20%
2005
2006
2007
2008
2009
Q1 10
Q2 10

Cost of Funds



3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
FCBC
Peer
2.09%
2.16%
2.75%
3.11%
3.14%
3.49%
2.46%
2.83%
1.97%
2.08%
1.61%
1.64%
1.54%
1.67%
2005
2006
2007
2008
2009
Q1 10
Q2 10

Net Interest Margin



4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
FCBC
Peer
4.39%
4.29%
4.22%
4.29%
3.80%
4.06%
3.88%
3.59%
3.74%
3.36%
4.02%
3.45%
3.92%
3.51%
2005
2006
2007
2008
2009
Q1 10
Q2 10

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CBKN, CFNL, CHCO, CRFN, CWBS, EVBS, FBNC, FFCH, FNBN, GRAN, GRNB, HMPR, NBBC, PEBK, PFBI, SCBT, SCMF, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)

Source: SNL Financial and Company filings through July 26, 2010

Investment Portfolio: Composition

- Total investment portfolio is $509.33 million

Total Investment Portfolio
June 30, 2010



MBS - Non-Agency Alt-A $11,772
MBS - Non-Agency Prime $4,665
Equities $1,059
U.S. Gov't Agency $54,853
Muni's $142,033
Single-issue TRUPS $42,683
Pooled TRUPS $3,412
FDIC-backed $25,661
MBS - Agency $223,246

Single issue TRUPS include BAC, JPM, STI, WFC, and NTRS

Pooled TRUPS adjusted book value of $1.51 million

Why buy FCBC?

- A $2.25 billion VA, WV, NC and TN branch franchise
  - Robust market share in legacy markets and attractive expansion into growth markets
- Positioned as regional consolidator
  - Looking to grow via strategic and opportunistic FDIC-assisted deals
- True retail franchise generating low cost core deposits
  - Over 118,800 customer accounts
- Exceptional loan quality
  - Low NPLs / Loans of 1.46% at June 30, 2010 *
  - NPA's to total assets of 1.23% for June 30, 2010 *

* Includes performing restructured loans

Why buy FCBC?

First Community Bancshares, Inc.

- Strong pre-tax, pre-provision core income
- Resilient net interest margin of 3.97% for 1H 2010 and 3.74% for 2009
- Strong non-margin, fee-based revenue diversification
- Strong dividend yield at over 2.6%
- Positioned to emerge as one of the strongest players in the region and build one of the best franchises in the Mid-Atlantic
- Attractive valuation on forward earnings potential

First Community Bancshares, Inc.

Supplemental Information

Non-GAAP Reconciliation of Core Earnings

First Community Bancshares, Inc.

Appendix A

	2005	2006	2007	2008	2009	Q1 2010	Q2 2010
Net income available to common shareholders (as-reported)	$ 26,303	$ 28,948	$ 29,632	$ 1,699	$ (40,856)	$ 5,278	$ 5,131
Securities gains	(753)	(75)	(411)	(1,899)	11,673	(250)	(1,204)
Other-than-temporary impairments	-	-	-	29,974	78,863	-	185
Branch sale gains	(4,366)	(1,035)	-	-	-	-	-
Acquisition gains	-	-	-	-	(4,493)	-	-
Amortization of intangibles	435	410	467	689	1,028	256	253
Prepayment penalties	3,794	-	-	1,647	88	-	-
Merger-related expenses					1,726	-	-
Other non-core items	520	153	181	382	1,636	679	485
Tax effect	144	213	(92)	(12,009)	(35,581)	(257)	104
Core net income	$ 26,077	$ 28,614	$ 29,777	$ 20,483	$ 14,084	$ 5,706	$ 4,954
Core diluted EPS	$ 2.30	$ 2.54	$ 2.64	$ 1.84	$ 1.12	$ 0.32	$ 0.28

Nonaccrual Loans by State

First Community Bancshares, Inc.

Appendix B

	Commercial, Financial, Agricultural & Other	Real Estate Construction	Real Estate Commercial	Real Estate Residential	Consumer	Total
			(In thousands)			
Virginia	$ 63,343	$ 669,351	$ 284,963	$ 727,386	$ 6,075	$ 1,751,118
West Virginia	39,586	-	1,238,222	662,835	53,602	1,994,245
North Carolina	389,684	1,207,453	3,727,714	6,353,921	36,710	11,715,482
Tennessee	161,016	-	1,754,501	291,400	-	2,206,917
South Carolina	-	-	-	-	-	-
Other	-	-	-	-	-	-
Total	**653,629**	**1,876,804**	**7,005,400**	**8,035,542**	**96,387**	**17,667,762**

Financial data as of June 30, 2010

Contact Information


STRENGTH. BALANCE. BACKBONE.

Your *First* Financial Resource

First Community Bancshares, Inc.

NASDAQ: FCBC
One Community Place
Bluefield, VA 24605

For More Information Contact:

David D. Brown
Chief Financial Officer
First Community Bancshares, Inc.
(276) 326-9000